ING MUTUAL FUNDS

ING Greater China Fund

(“Fund”)

Supplement dated August 10, 2012

to the Prospectuses and Statement of Additional Information, each dated February 29, 2012

Effective August 10, 2012, William Pang will no longer manage the Fund. The Fund’s Prospectuses and Statement of Additional Information are hereby revised to remove all references to William Pang as Portfolio Manager for the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE